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                                     FORM OF

                      POLICY MANAGEMENT SYSTEMS CORPORATION

                        RESTRICTED STOCK AWARD AGREEMENT
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     Award  Agreement,  dated as of  March 1, 2000 (the "Date of Grant") between
POLICY MANAGEMENT SYSTEMS CORPORATION, a South Carolina corporation (the "Company"), and _________________ (the "Participant"). This Award Agreement is pursuant to the terms of the Company's Restricted Stock Ownership Plan (the "Plan"). The applicable terms of the Plan are incorporated herein by reference, including the definition of terms contained in the Plan.
          Section  1.     Restricted  Stock  Award.  The  Company  grants to the
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Participant,  on  the  terms  and conditions hereinafter set forth, a Restricted
Stock award with respect to ______ SHARES of the Common Stock of the Company (the "Restricted Stock").
          Section 2.     Vesting of Restricted Stock.  Subject to Sections 3 and
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4  hereof,  the  Restricted Stock shall become vested and nonforfeitable in five equal annual installments based on the continued service of the Participant on the Board in accordance with the following vesting schedule:
                             Vesting  Date     Number  of  Shares
                             -------------     ------------------
                  1.     January  1,  2001
                  2.     January  1,  2002
                  3.     January  1,  2003
                  4.     January  1,  2004
                  5.     January  1,  2005

          Section 3.     Termination of Service. If the Participant's service on
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the  Board  is  terminated  by  reason  of  Retirement, Disability or Death, all unvested shares of Restricted Stock shall become immediately vested and nonforfeitable. If the Participant's service on the Board is terminated by the Company without Cause prior to any applicable vesting date, two-thirds (2/3) of the remaining unvested shares of Restricted Stock shall become immediately vested and nonforfeitable, and one-third (1/3) of the remaining unvested shares shall be forfeited to the Company (in each case rounded upward or downward to the nearest whole share, as applicable). If the Participant is nominated but is not reelected as a member of the Board by the shareholders of the Company, the restrictions imposed on any unvested portion of the Restricted stock shall immediately lapse. If the Participant's service on the Board is terminated for any reason other than as provided above in this Section 3 (including, without limitation, voluntary termination by the Participant or termination by the Company for Cause) prior to any applicable vesting date, the Participant shall forfeit his interest in all shares of Restricted Stock that have not become vested as of the date of termination. Any shares of Restricted Stock that are forfeited by the Participant hereunder shall be returned and transferred to the Company or the Plan Trust, as determined by the Company, and the Participant shall cease for all purposes to be a shareholder of such shares as of the date of termination of service.
          Section  4.     Change  of  Control.  All  shares  of Restricted Stock
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shall become fully and immediately vested and nonforfeitable upon the occurrence of a Change of Control of the Company prior to any scheduled vesting date as provided in Section 2 hereof, provided that the Participant remains an Independent Director of the Company on the date of the Change in Control.

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          Section  5.     Rights  as  a  Shareholder.  Subject  to the otherwise
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applicable provisions of the Plan and this Award Agreement, the Participant will have all rights of a shareholder with respect to shares of Restricted Stock granted to the Participant hereunder, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.
          Section  6.     Restrictions  on Transfer.  Neither this Award nor any
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shares  of  the  Restricted  Stock  covered  hereby  may  be  sold,  assigned, transferred, encumbered, hypothecated or pledged by the Participant, otherwise than to the Company, unless as of the date of any such sale, assignment, transfer, encumbrance, hypothecation or pledge, such shares of Restricted Stock to be thus disposed of have become vested in accordance with this Award Agreement. The certificate or certificates representing shares delivered pursuant to the Award shall bear a legend referring to the nontransferability or assignability of such shares pursuant to this Section, and a stop-transfer order against such certificate or certificates will be placed by the Company with its transfer agents and registrars. At the discretion of the Committee, in lieu of issuing a stock certificate to the Participant, the Company or its designated agent may hold the shares of Restricted Stock in escrow during the period such shares remain subject to the vesting restrictions and other restrictions provided hereunder.
          Section  7.     Award  Subject to Plan.  This Award and the Restricted
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Stock  acquired  hereunder  are subject to the Plan, the terms and provisions of which, as it may be amended from time to time, are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan will govern and prevail.
          Section 8.     Section 83(b) Election.  The Participant shall promptly
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(and  not  later  than  30  days  of  the date hereof) notify the Company if the
Participant  makes an election under section 83(b) of the Internal Revenue Code.
          Section  9.     Investment  Representation.  Upon  acquisition  of
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Restricted  Stock  under  the  Plan  at  a  time  when  there is not in effect a registration statement under the Securities Act of 1933 relating to the shares of Common Stock, the Participant hereby represents and warrants, and by virtue of such acquisition shall be deemed to represent and warrant, to the Company that the shares of Restricted Stock shall be acquired for investment and not with a view to the distribution thereof, and not with any present intention of distributing the same, and the Participant shall provide the Company with such further representations and warranties as the Company may require in order to ensure compliance with applicable federal and state securities, blue sky and other laws. No shares of Restricted Stock shall be acquired unless and until the Company and/or the Participant shall have complied with all applicable federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction, unless the Committee has received evidence satisfactory to it that the Participant may acquire such shares pursuant to an exemption from registration under the applicable securities laws. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company reserves the right to legend any certificate for shares of Common Stock, conditioning sales of such shares upon compliance with applicable federal and state securities laws and regulations.
          Section 10.     Changes in Common Stock.  Any right of the Participant
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or  the  Company hereunder with respect to the Restricted Stock shall also apply to any other shares of stock of the Company which such Restricted Stock has been exchanged or converted into, or which were issued in respect thereof, pursuant to any recapitalization or other event referred to in Section 3.2 of the Plan, as determined by the Committee in accordance with the Plan.
          Section  11.     No Right of Service.  Nothing in this Award Agreement
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shall  confer  upon  the  Participant  any  right  to continue as an Independent
Director  of  the  Company  or  to  interfere  in  any

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way  with  the  right  of  the  Company  or  the  shareholders of the Company to terminate  the  Participant's  service  on  the  Board  at  any  time.
          Section  12.     Notices.  Any  notice  hereunder  by  the Participant
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shall  be  given  to the Company in writing and such notice shall be deemed duly given only upon receipt thereof at the Company's office at One PMSC Center, Blythewood, South Carolina, 29016, or at such other address as the Company may designate by notice to the President and General Counsel. Any notice hereunder by the Company shall be given to the Participant in writing and such notice shall be deemed duly given only upon receipt thereof at such address as the Participant may have on file with the Company.
          Section  13.     Construction.  The  Committee  shall  have  the
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discretionary  authority  for  the interpretation and construction of this Award
Agreement,  as  and  in  the  manner  set  forth  in  Section  4.2  of the Plan.
          Section  14.     Governing  Law.  This  Award  Agreement  shall  be
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construed  and  enforced  in  accordance  with  the  laws  of the State of South
Carolina,  without  giving  effect  to  the  choice  of  law principles thereof.
                        POLICY  MANAGEMENT  SYSTEMS  CORPORATION

                        By:_____________________________________
                           Name:  Stephen  G.  Morrison
                           Title: Executive Vice President, Secretary & General Counsel

                        PARTICIPANT

                        Name: